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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 31, 1995


                       Corpus Christi Bancshares, Inc.
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             (Exact name of Registrant as specified in its charter)


           Texas                  0-13668                74-2351663
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(State or other jurisdiction   (Commission             (IRS Employer
     of Incorporation)          File Number)         Identification No.)


      2402 Leopard Street, Corpus Christi, Texas             78408
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       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (512) 887-3000




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                            Exhibit Index at Page 5.
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Item 2.  Acquisition or Disposition of Assets.

         On October 31, 1995, Citizens State Bank of Corpus Christi ("Citizens"), a wholly-owned subsidiary of Registrant, acquired all of the outstanding assets of The First National Bank of Taft ("Taft") pursuant to an Agreement and Plan of Merger, dated as of July 5, 1995, between Citizens and Taft (the "Merger Agreement").

         At the effective time of such merger (the "Merger"), each then outstanding share of common stock, par value $5.00 per share, of Taft ("Taft Common Stock") was converted into the right to receive cash consideration in the amount of $94.83 per share. The aggregate purchase price paid by Citizens for the 90,000 shares of Taft Common Stock (representing 100 percent of the capital stock of Taft) issued and outstanding immediately prior to the Merger totalled $8,534,700. The consideration paid in connection with the Merger was derived entirely from available internal funds of the Registrant.

         Prior to the Merger, Taft was engaged in the business of banking. The assets of Taft used to conduct such business prior to the Merger included, among others, interests in real estate and improvements thereon, furniture, and equipment (the "Facilities"). The Registrant anticipates that it will continue such use of the Facilities acquired from Taft.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         As a small business issuer, the Registrant is providing herein the information required by Item 310(c) of Regulation S-B in lieu of the financial information required by Item 7 of Form 8-K.



         Item 301(c). Financial Statements of Businesses Acquired or to be Acquired.

         The historical financial statements of Taft filed as Exhibit 99.1 hereto are incorporated herein by this reference.





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         Exhibits.


         The following exhibits are filed herewith:


  Exhibit No.                     Description                       Page
  -----------                     -----------                       ----

     2.1              Agreement and Plan of Merger, dated            --
                      as of July 5, 1995, by and between
                      Citizens State Bank of Corpus Christi
                      and The First National Bank of Taft
                      (incorporated by reference to Exhibit
                      10.5 to Registrant's Quarterly Report
                      on Form 10-QSB for the quarter ended
                      June 30, 1995)

    99.1              (i) Audited financial statements                6
                      of Taft as of December 31, 1994 and
                      December 31, 1993 and for each of the
                      two fiscal years ended December 31, 1994 and December 31, 1993 and (ii) Unaudited financial statements of Taft as of September 30, 1995 and for each of the nine-month periods ended September 30, 1995 and September 30, 1994.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        CORPUS CHRISTI BANCSHARES, INC.
                                        -------------------------------
                                             Registrant


Date: November 15, 1995                 By /s/ R. Jay Phillips
                                           ----------------------------
                                           R. Jay Phillips
                                           President and Chief Executive
                                             Officer


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                                 EXHIBIT INDEX


Exhibit
Number                     Description                          Page
-------                    -----------                          ----

 2.1         Agreement and Plan of Merger, dated as              --
             of July 5, 1995, by and between Citizens
             State Bank of Corpus Christi and The
             First National Bank of Taft (incorporated by reference to Exhibit 10.5 to Registrant's
             Quarterly Report on Form 10-QSB for the
             quarter ended June 30, 1995)

99.1         (i) Audited financial statements of                  6
             Taft as of December 31, 1994 and
             December 31, 1993 and for each of the
             two fiscal years ended December 31, 1994 and December 31, 1993 and (ii) Unaudited financial statements of Taft as of September 30, 1995 and for each of the nine-month periods ended September 30, 1995 and September 30, 1994.





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